UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 27, 2003


                        SUPERIORCLEAN, INC.
             ------------------------------------
   (Exact name of registrant as specified in its charter)






          Nevada                              88-0492605
        ----------                        ----------------
     (State or other                      (I.R.S. Employer
     jurisdiction of                    Identification No.)
     incorporation or
      organization)




    10011-123 St. NW, Suite 2303 Edmonton, Alberta, Canada  T5N 1M9
   -----------------------------------------------------------------
            (Address of principal executive offices)




   Registrant's telephone number, including area code: (519) 541-1564


                               N/A
                   ------------------------------
  (Former name or former address, if changed since last report)





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Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

               None.

          b.   Exhibits.

               99.10   Press Release by Superiorclean, Inc.,
                       dated August 27, 2003,
                       concerning Common stock purchase
                       agreement between Superiorclean, Inc.,
                       and Megola, Inc.

























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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:     September 4,   2003          SUPERIORCLEAN, INC.



                               /s/ Aldo Rotondi
                               -----------------------------
                               Aldo Rotondi, President

























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